Life360, Inc. | ARBN 629 412 942 | 539 Bryant St, Suite 402, San Francisco, CA 94107 | investors.life360.com Page 1 Note: all references to $ are to US$ ASX ANNOUNCEMENT 21 October 2022 Life360 announces changes to monthly pricing San Francisco-based Life360, Inc. (Life360 or the Company) (ASX: 360) today announced changes to pricing for some of its US based premium offerings. Pricing for annual subscriptions remains unchanged. As previously announced on 16 August 2022, the Company began testing price increases for new monthly subscriptions and given the positive results decided to make those changes permanent. The Company has decided to implement price changes for certain existing monthly subscribers, including legacy subscribers on pre-Membership plans. These changes will roll out to existing monthly iOS subscribers on a staged basis, representing approximately 60% of US subscribers, and are expected to take effect by mid-December 2022. For Android subscribers, pricing will only increase for new users due to current platform limitations. While it is expected that the price changes will increase subscriber churn, testing to date has pointed to this being within management’s target of a 10% reduction in retention. Tile devices were not bundled as part of the price increase due to lower-than-expected churn during testing, and technical restrictions related to Apple’s in-app purchase platform. While the rollout of seeing Tiles on the Life360 map is not impacted by the pricing changes, the inclusion of Tile devices as part of Membership has been reprioritized and delayed to early CY23. The Company will provide a more comprehensive update of the pricing and product rollouts as part of its Q3 earnings release on 15 November 2022. Monthly pricing for US premium tiers for new subscribers and most existing iOS subscribers will become $7.99 for Silver, $14.99 for Gold and $24.99 for Platinum. Annual pricing remains unchanged at $49.99 for Silver, $99.99 for Gold and $199.99 for Platinum. Life360 Chief Executive Officer Chris Hulls said: “Life360 has always focused on providing great value for our members - free and paid. Our last price increase was with the introduction of the three tiers of membership in 2020, which also included the addition of an extensive range of products and services within each tier. With our enhanced product rollouts, we have continued to increase the value of the user experience for all our members. We believe this value will be further enhanced by the integration of Tile with Life360; Life360 US users will be able to add Tiles to the Life360 map this month, and the rollout of subscriptions bundled with Tile hardware will launch in the early part of CY23.” Guidance update Given that changes to monthly pricing have been implemented late in the year, and the anticipated early-stage impact on churn, no meaningful impact on subscription revenues is expected in CY22. Additionally, due to this prioritization change made to accommodate the price increase, Q4 CY22 incremental revenue previously anticipated from the Tile bundled launch will be delayed until Q1 CY23. A more significant positive impact on subscription revenues along with the impact on subscriber churn from the price increase is anticipated in CY23 and beyond. In addition, while hardware revenues have stabilized, we have limited visibility into the critical Q4 holiday season. Guidance will be updated as part of the Q3 earnings release on 15 November 2022. Authorisation Chris Hulls, Director, Co-Founder and Chief Executive Officer of Life360 authorised this announcement being given to ASX.

Life360, Inc. | ARBN 629 412 942 | 539 Bryant St, Suite 402, San Francisco, CA 94107 | investors.life360.com Page 2 About Life360 Life360 operates a platform for today's busy families, bringing them closer together by helping them better know, communicate with, and protect the pets, people and things they care about most. The Company's core offering, the Life360 mobile app, is a market leading app for families, with features that range from communications to driving safety and location sharing. Life360 is based in San Francisco and had 42 million monthly active users (MAU) as at June 2022, located in more than 150 countries. For more information, please visit life360.com. Tile, a Life360 company, locates millions of unique items every day by giving everything the power of smart location. Leveraging its superior nearby finding features and vast community that spans over 150 countries, Tile’s cloud-based finding platform helps people find the things that matter to them most. In addition to trackers in multiple form factors for a variety of use cases, Tile’s finding technology is embedded in over 55 partner products across audio, travel, wearables, smart home, and PC categories. For more information, please visit Tile.com. Contacts For Australian investor enquiries: For Australian media enquiries: Jolanta Masojada, +61 417 261 367 Giles Rafferty, +61 481 467 903 jmasojada@life360.com grafferty@firstadvisers.com.au For U.S. investor and media enquiries: investors@life360.com Life360’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs, have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future except in very limited circumstances until after the end of the restricted period, unless the re-sale of the CDIs is registered under the Securities Act or an exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act. Future performance and forward-looking statements This announcement contains forward-looking statements about future events, including statements regarding Life360’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Life360’s expectations with respect to the financial and operating performance of its business, its capital position, future growth,and subscriber churn. The words “anticipate”, “believe”, “expect”, “project”, “predict”, “will”, “forecast”, “estimate”, “likely”, “intend”, “outlook”, “should”, “could”, “may”, “target”, “plan” and other similar expressions can generally be used to identify forward-looking statements. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward-looking statements. Investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only. There is a risk that such predictions, forecasts, projections and other forward-looking statements will not be achieved. Subject to any continuing obligations under applicable law, Life360 does not undertake any obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date of this announcement, to reflect any change in expectations in relation to any forward-looking statements or any change in events, conditions or circumstances on which any such statements are based. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner. Forward-looking statements are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. They are subject to known and unknown risks, uncertainty, assumptions and contingencies, many of which are outside Life360’s control, and are based on estimates and assumptions that are subject to change and may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. To the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements whether as a result of new information, future events or results or otherwise is disclaimed. This announcement should not be relied upon as a recommendation or forecast by Life360. Past performance information given in this document is given for illustrative purposes only and is not necessarily a guide to future performance and no representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, forecast financial information, future share price performance or any underlying assumptions. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of Life360.